EXHIBIT 99.5

First NLC Trust 2005-2

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-2

				WA Loan
FICO	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
1 - 500	6	531,800	0.15	88,633	7.868	497	70.67	34.75	100.00	84.02	100.00	100.00	0.00
501 - 520	73	11,363,223	3.21	155,661	8.052	511	73.90	41.09	100.00	94.48	93.11	95.79	0.00
521 - 540	124	19,136,808	5.40	154,339	8.086	531	75.19	42.71	99.45	86.99	91.32	83.39	0.00
541 - 560	150	24,151,124	6.81	161,016	7.944	551	78.46	42.32	98.45	87.27	87.45	82.24	0.00
561 - 580	135	20,881,210	5.89	154,676	7.645	571	80.35	41.83	95.79	84.57	82.76	69.64	0.65
581 - 600	160	29,233,407	8.25	182,710	7.459	591	81.91	42.64	97.40	88.57	74.02	68.14	18.71
601 - 620	228	41,987,998	11.85	184,167	7.106	611	81.66	42.68	98.82	85.33	68.77	66.04	43.80
621 - 640	305	62,939,396	17.76	206,363	7.061	630	80.36	43.22	97.78	83.73	49.74	41.76	56.70
641 - 660	245	48,235,263	13.61	196,882	7.001	649	81.47	42.83	94.62	82.92	49.83	38.05	51.67
661 - 680	165	36,131,780	10.20	221,123	6.826	670	80.68	43.57	96.27	77.56	34.57	32.36	54.75
681 - 700	122	27,922,257	7.88	228,879	6.800	689	82.01	42.44	98.32	81.26	32.17	32.23	58.45
701 >=	141	31,888,026	9.00	226,158	6.740	732	81.05	43.50	92.81	71.84	35.04	33.11	57.66
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

Mean: 620 Median: 623 Standard Dev: 58

				WA Loan
LTV	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
<= 50.00	35	5,517,204	1.56	157,634	6.950	594	40.72	38.74	96.01	87.77	94.60	60.85	18.90
50.01 - 55.00	27	4,042,223	1.14	149,717	7.046	592	53.09	35.95	86.89	88.98	95.79	82.66	21.73
55.01 - 60.00	34	5,431,090	1.53	159,738	7.030	591	57.64	40.42	93.57	81.50	93.58	60.50	14.76
60.01 - 65.00	43	7,762,379	2.19	180,522	7.146	580	63.27	40.98	100.00	85.75	91.88	71.54	21.01
65.01 - 70.00	96	17,297,480	4.88	180,189	7.072	596	68.49	42.36	92.97	82.97	99.17	53.00	21.66
70.01 - 75.00	115	22,699,246	6.40	197,388	7.293	600	73.95	42.93	89.29	84.92	85.92	51.72	23.15
75.01 - 80.00	847	171,845,660	48.49	203,310	7.063	645	79.77	43.64	98.72	79.64	31.34	36.89	54.42
80.01 - 85.00	226	40,090,208	11.31	177,393	7.399	600	84.25	41.55	96.68	89.09	88.68	69.54	22.58
85.01 - 90.00	313	58,084,990	16.39	185,577	7.437	622	89.69	42.94	95.80	84.96	71.62	67.72	33.15
90.01 - 95.00	64	13,109,135	3.70	204,830	7.347	638	94.34	41.99	100.00	89.43	82.80	87.69	27.72
95.01 - 100.00	54	8,522,677	2.40	157,860	7.610	639	99.63	41.85	100.00	91.72	66.40	79.46	3.29
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

Mean: 80.20 Median:80.00 Standard Dev: 10.28 LTV = 80: 39.81 % Silent Seconds: 36.23

				WA Loan
DTI	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
<= 20	35	5,079,314	1.43	145,134	7.508	607	78.63	16.28	78.18	79.70	82.57	68.67	20.20
21 - 25	54	7,388,670	2.08	136,834	7.077	619	75.81	22.60	95.43	84.13	96.04	78.73	32.31
26 - 30	96	13,484,299	3.80	140,463	7.384	610	80.28	27.68	92.74	86.98	71.05	73.03	30.02
31 - 35	160	25,930,068	7.32	162,068	7.275	617	78.37	32.88	95.80	88.71	72.34	65.38	32.37
36 - 40	306	54,289,432	15.32	178,578	7.217	628	80.35	37.82	97.85	84.17	64.79	56.70	34.06
41 - 45	439	86,796,184	24.49	197,716	7.151	631	81.02	42.87	97.25	83.99	52.65	42.74	43.64
46 - 50	581	125,813,183	35.50	216,548	7.197	635	80.63	47.94	97.71	81.60	48.36	42.08	46.55
51 - 55	183	35,621,142	10.05	194,663	7.168	604	80.74	52.80	97.85	79.58	67.80	79.70	23.32
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

Mean: 41.82
Median: 43.45
Standard Dev: 8.35

Purpose	# Loans	Balance	%	WA Loan Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
Cashout	1,152	205,488,009	57.98	178,380	7.279	608	79.68	41.82	96.73	86.63	100.00	66.53	26.88
Purchase	661	141,511,904	39.93	214,626	7.078	655	81.39	44.16	97.18	77.43	0.00	30.69	56.97
Rate/Term Refinance	41	7,402,379	2.09	180,548	7.373	614	80.80	44.11	100.00	94.97	0.00	69.85	43.81
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

Occupancy Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
Primary	1,779	343,689,975	96.98	193,396	7.195	626	80.48	42.96	100.00	83.58	57.83	51.72	39.93
Investment	75	10,712,317	3.02	142,836	7.368	653	77.35	37.92	0.00	68.57	62.74	70.52	17.27
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

Documentation Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
Full	1,105	185,314,779	52.29	168,033	7.230	607	81.11	42.03	95.92	86.80	73.78	100.00	25.56
Stated	744	167,764,633	47.34	225,491	7.166	648	79.60	43.64	98.12	79.35	40.43	0.00	54.36
NINA	5	1,322,880	0.37	264,600	7.502	659	78.25	44.49	100.00	48.29	71.58	0.00	40.22
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

Property Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
Single Family	1,569	294,508,282	83.10	187,935	7.187	624	80.47	42.68	97.51	100.00	60.44	54.61	40.14
Condo	103	19,093,029	5.39	185,375	7.307	633	80.28	44.02	94.50	0.00	40.32	44.93	41.83
Townhouse	79	15,778,631	4.45	199,734	7.081	634	80.82	41.54	96.43	0.00	52.33	48.71	47.88
3-4 Unit	49	13,571,750	3.83	276,974	7.376	667	79.95	42.85	91.87	0.00	41.26	33.60	18.31
Duplex	53	11,352,600	3.20	214,200	7.321	639	78.01	45.58	94.26	0.00	52.22	32.11	25.25
PUD	1	98,000	0.03	98,000	7.500	674	100.00	35.37	100.00	100.00	0.00	0.00	0.00
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

UPB	# Loans	Balance	%	WA Loan Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
0.01 - 50,000.00	13	621,561	0.18	47,821	8.969	562	78.57	29.66	92.12	100.00	100.00	85.28	0.00
50,000.01 - 75,000.00	124	8,052,676	2.27	64,943	8.169	600	78.66	38.85	88.33	92.46	73.51	78.64	1.56
75,000.01 - 100,000.00	234	20,709,760	5.84	88,507	7.837	597	79.88	40.11	92.79	86.49	70.06	80.01	6.80
100,000.01 - 125,000.00	229	25,832,558	7.29	114,355	7.552	614	80.03	41.27	94.83	86.84	67.23	67.59	16.12
125,000.01 - 150,000.00	190	26,271,107	7.41	138,274	7.424	616	81.27	40.75	95.30	83.04	64.38	67.30	23.71
150,000.01 - 200,000.00	325	56,814,691	16.03	174,821	7.297	623	80.02	41.88	97.76	87.25	62.45	60.67	31.89
200,000.01 - 250,000.00	302	67,952,159	19.17	225,011	7.067	624	79.37	42.40	97.43	82.54	59.32	51.49	39.79
250,000.01 - 300,000.00	157	42,890,109	12.10	273,188	7.031	635	81.10	44.12	99.33	81.00	53.52	39.88	51.95
300,000.01 - 350,000.00	133	42,859,615	12.09	322,258	6.996	629	80.35	44.39	97.83	75.33	53.82	39.47	46.14
350,000.01 - 400,000.00	68	25,435,282	7.18	374,054	6.944	644	82.79	43.98	100.00	83.79	54.32	41.60	67.67
400,000.01 - 450,000.00	38	16,199,275	4.57	426,297	6.826	648	80.07	46.90	97.41	81.39	39.30	33.81	70.98
450,000.01 - 500,000.00	28	13,434,800	3.79	479,814	6.842	674	79.32	46.90	96.35	81.93	34.97	28.35	75.04
500,000.01 - 600,000.00	11	5,966,200	1.68	542,382	7.525	631	84.95	42.22	91.48	80.91	35.25	34.08	19.46
600,000.01 >=	2	1,362,500	0.38	681,250	5.809	668	82.64	40.52	100.00	100.00	100.00	100.00	0.00
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

Min: $40,000.00
Max: $720,000.00

				WA Loan
State	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
California	442	120,462,797	33.99	273,341	6.894	631	77.92	43.82	98.33	88.16	52.29	40.25	58.72
Florida	341	61,057,692	17.23	179,058	7.251	634	80.57	42.24	94.16	83.81	47.91	55.48	29.30
Illinois	239	44,153,457	12.46	184,746	7.203	631	82.17	42.90	97.18	68.78	72.45	55.21	30.43
Maryland	87	19,434,248	5.48	223,395	7.154	622	81.71	41.04	97.96	74.86	70.99	62.20	46.21
Virginia	48	10,716,450	3.02	223,259	7.159	645	79.18	44.53	91.60	64.35	41.22	38.38	42.81
Arizona	63	9,623,268	2.72	152,752	7.129	619	83.21	42.86	100.00	93.89	80.75	77.08	59.29
Nevada	39	8,772,010	2.48	224,923	6.882	637	80.61	42.63	100.00	94.41	41.64	27.08	78.05
Michigan	66	8,020,779	2.26	121,530	8.089	597	83.37	42.87	97.75	93.57	84.17	61.98	5.93
North Carolina	59	6,693,750	1.89	113,462	7.589	614	83.55	42.14	92.52	94.67	40.58	62.25	14.69
Wisconsin	57	6,640,248	1.87	116,501	7.645	604	80.96	40.19	97.29	92.18	70.63	75.81	4.22
Washington	35	6,182,325	1.74	176,638	7.290	609	80.48	41.52	98.57	89.84	69.52	80.98	28.27
Pennsylvania	52	6,143,899	1.73	118,153	7.574	620	85.04	41.54	94.07	93.12	44.33	72.98	10.95
Massachusetts	24	5,770,229	1.63	240,435	7.355	630	78.15	43.26	100.00	40.36	52.88	32.68	18.82
Rhode Island	18	4,141,750	1.17	230,097	7.276	653	81.39	43.31	97.61	15.54	30.76	31.74	11.11
Georgia	25	4,122,267	1.16	164,904	7.356	608	81.62	40.24	94.08	96.35	48.28	64.74	24.48
Indiana	33	3,568,925	1.01	108,149	8.035	610	85.50	39.32	93.44	97.83	68.29	84.17	14.68
Tennessee	28	3,566,800	1.01	127,386	7.727	606	84.74	43.27	98.09	89.91	60.05	78.35	0.00
Louisiana	33	3,251,844	0.92	98,542	8.170	595	85.35	44.46	100.00	86.14	86.03	77.39	0.00
Ohio	25	3,170,925	0.89	126,837	8.037	608	86.06	39.32	97.24	97.24	65.04	58.81	10.27
Texas	32	2,973,885	0.84	92,961	8.073	624	78.64	42.46	87.97	97.75	76.04	76.34	0.00
New Jersey	13	2,699,907	0.76	207,788	7.710	576	75.19	45.81	100.00	89.70	93.94	91.45	10.42
Minnesota	13	2,591,941	0.73	199,421	7.303	617	85.17	41.91	100.00	92.48	94.76	65.05	25.63
Colorado	16	2,505,983	0.71	156,631	7.502	638	84.59	39.36	100.00	91.69	65.39	54.73	62.30
Connecticut	12	1,994,450	0.56	166,204	7.821	606	80.56	41.95	90.64	68.88	59.63	50.87	12.43
Idaho	9	1,034,290	0.29	114,921	7.865	589	86.42	37.09	100.00	100.00	46.82	81.09	18.91
Missouri	9	987,650	0.28	109,739	8.636	567	82.37	45.16	100.00	100.00	81.42	76.14	0.00
Kentucky	9	967,176	0.27	107,472	8.075	604	87.75	39.49	100.00	100.00	74.44	33.26	0.00
Iowa	11	809,997	0.23	73,645	7.916	591	80.48	32.70	100.00	100.00	88.83	91.17	0.00
Oregon	4	641,800	0.18	160,450	7.922	631	83.95	46.23	100.00	100.00	71.33	68.21	28.67
New Hampshire	3	592,800	0.17	197,600	7.695	647	80.00	46.51	100.00	64.91	64.91	64.91	35.09
Utah	3	476,500	0.13	158,833	6.829	587	73.32	39.46	100.00	100.00	82.06	33.89	0.00
Oklahoma	1	223,200	0.06	223,200	6.990	612	90.00	52.19	100.00	100.00	100.00	100.00	0.00
New Mexico	1	144,000	0.04	144,000	6.500	623	80.00	44.74	100.00	100.00	100.00	0.00	0.00
Nebraska	2	129,150	0.04	64,575	7.829	642	90.01	42.61	100.00	100.00	100.00	100.00	0.00
South Dakota	1	68,400	0.02	68,400	8.000	627	90.00	26.72	100.00	100.00	100.00	100.00	0.00
Kansas	1	67,500	0.02	67,500	9.640	650	90.00	39.31	100.00	100.00	100.00	0.00	0.00
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

Fixed				WA Loan
Floating	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
ARM 3/27	612	97,611,804	27.54	159,499	7.652	601	80.01	42.61	96.36	80.28	62.46	62.70	0.00
ARM 2/28 - IO	364	90,896,743	25.65	250,688	6.859	657	80.69	43.68	98.29	84.75	36.56	35.12	100.00
ARM 2/28	466	86,925,093	24.53	186,544	7.244	609	81.45	42.47	95.61	81.98	72.52	63.84	0.00
ARM 3/27 - IO	197	48,197,759	13.60	244,659	6.720	655	80.30	42.75	99.39	85.41	45.65	32.03	100.00
Fixed	215	30,770,893	8.68	143,130	7.407	629	77.80	41.82	95.14	87.02	85.29	69.11	0.00
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

				WA Loan
Lien Position	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
First	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

				WA Loan
Prepay Penalty (Years)	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
0	440	77,479,528	21.86	176,905	7.421	625	81.01	42.32	97.62	74.44	62.93	57.23	31.46
1	94	21,836,769	6.16	232,310	7.163	646	81.98	43.21	96.41	62.82	58.34	39.99	45.03
2	653	138,592,828	39.11	212,243	7.001	629	80.43	43.20	96.53	86.37	54.23	50.20	50.45
3	667	116,493,167	32.87	174,653	7.298	622	79.62	42.57	97.19	88.86	59.09	53.80	30.01
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

				WA Loan
Index	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	Interest Only
LIBOR 6-Month	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25
Total:	1,854	354,402,292	100.00	191,351	7.201	627	80.38	42.80	96.98	83.13	57.98	52.29	39.25

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

		Loan-to-Value (LTV)
% of Deal	<= 55	55-60	60-65	65-70	70-75	75-80	80-85	85-90	90-95	95-100	100+

1 - 500	0.02	0.00	0.00	0.04	0.00	0.08	0.00	0.00	0.00	0.00	0.00

501 - 550	0.57	0.49	0.87	1.42	1.46	3.75	2.17	0.71	0.04	0.00	0.00

551 - 600	1.01	0.29	0.49	1.27	1.80	3.06	3.20	5.29	1.20	0.49	0.00

601 - 625	0.28	0.34	0.41	0.74	0.84	7.64	2.32	3.28	0.30	0.60	0.00

626 - 650	0.42	0.23	0.14	0.60	1.02	11.90	2.21	2.89	1.06	0.43	0.00

651 - 675	0.31	0.09	0.16	0.22	0.66	9.23	0.69	1.54	0.35	0.36	0.00

676 - 700	0.00	0.02	0.12	0.30	0.46	6.44	0.46	1.49	0.27	0.45	0.00

701 - 725	0.08	0.08	0.00	0.07	0.10	2.81	0.14	0.51	0.25	0.03	0.00

726 - 750	0.00	0.00	0.00	0.10	0.07	2.15	0.06	0.34	0.18	0.05	0.00

751 >=	0.00	0.00	0.00	0.11	0.00	1.43	0.06	0.33	0.05	0.00	0.00

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

				WA Loan
FICO IO Only	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	LTV => 80
561 - 580	1	135,000.00	0.04%	135,000.00	6.750	580	87.10	35.84	100.00	100.00	100.00	100.00	100.00
581 - 600	25	5,470,750.00	1.54%	218,830.00	7.025	593	83.08	42.44	100.00	93.53	63.88	72.91	86.46
601 - 620	73	18,389,421.28	5.19%	251,911.23	6.792	611	80.99	43.66	100.00	83.72	69.30	54.58	71.91
621 - 640	143	35,685,430.00	10.07%	249,548.46	6.941	631	80.49	43.81	99.19	88.42	40.75	33.17	80.15
641 - 660	107	24,925,495.00	7.03%	232,949.55	6.887	650	81.01	42.81	100.00	85.22	38.52	26.38	85.34
661 - 680	79	19,780,583.56	5.58%	254,861.27	6.667	671	79.29	43.04	97.88	86.20	23.67	28.38	75.76
681 - 700	62	16,319,739.79	4.60%	263,221.77	6.697	689	80.75	43.13	97.82	85.04	24.31	24.55	80.37
701 >=	71	18,388,082.81	5.19%	258,988.73	6.666	734	80.02	43.81	95.73	75.22	32.98	28.08	83.07
Total:	561	139,094,502.44	39.25%	248,570.93	6.811	656	80.56	43.36	98.67	84.98	39.71	34.05	80.05

				WA Loan
UPB IO Only	# Loans	Balance	%	Balance	WAC	FICO	% LTV	% DTI	Primary	SF&PUD	Refi-Cashout	Full Doc	LTV => 80
50,000.01 - 75,000.00	2	125,500.00	0.04%	62,750.00	7.044	653	79.99	47.25	100.00	100.00	0.00	49.64	50.36
75,000.01 - 100,000.00	16	1,407,826.15	0.40%	87,991.25	7.073	634	78.52	40.69	100.00	86.46	44.13	49.94	63.29
100,000.01 - 500,000.00	541	136,400,176.29	38.49%	252,779.91	6.804	656	80.50	43.36	98.64	84.82	39.62	34.16	80.08
500,000.01 - 600,000.00	2	1,161,000.00	0.33%	580,500.00	7.238	645	90.00	45.47	100.00	100.00	48.84	0.00	100.00
Total:	561	139,094,502.44	39.25%	248,570.93	6.811	656	80.56	43.36	98.67	84.98	39.71	34.05	80.05

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Statistical Mortgage Loan Information

1. 36.23% of pool has a second lien behind it.

2. WA CLTV incl. the SS amount is 87.50%.

3. WA DTI of the agg. pool is 42.80%.

4. WA DTI of IO loans is 42.44%.

S&P (B): 2.71%
Moody’s - do not have Moody’s expected Loss as of now just bond sizes

Loan-to-Value: 80.38%
Aggregate Pool Debt-to-Income Ratio: 42.80%

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Interest Only/	# of		WA	WA	WA
Silent Seconds Category	Loans	UPB	LTV	CLTV	FICO
IO-with Silent Seconds	323	81,830,118.06	79.79	99.73	665
IO-without Silent Seconds	238	57,264,384.38	81.65	81.65	643
Non IO-with Silent Seconds	260	46,563,393.85	80.40	99.52	656
Non IO-without Silent Seconds	1,033	168,744,395.74	80.24	80.24	595
Total:	1,854	354,402,292.03	80.38	87.50	627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Loantype	FICO Buckets	LTV Buckets	Principal Balance
ARM 2/28	591 - 615	77.5 - 82.5	7,541,146.62
ARM 2/28	591 - 615	82.5 - 87.5	3,455,202.25
ARM 2/28	591 - 615	87.5 - 92.5	8,853,601.53
ARM 2/28	591 - 615	92.5 - 97.5	623,680.00
ARM 2/28	591 - 615	97.5+	1,069,116.90
ARM 2/28	591 - 615	LT 77.5	3,735,044.53
ARM 2/28	616 - 640	77.5 - 82.5	22,404,790.00
ARM 2/28	616 - 640	82.5 - 87.5	2,373,450.00
ARM 2/28	616 - 640	87.5 - 92.5	5,663,250.00
ARM 2/28	616 - 640	92.5 - 97.5	1,424,833.91
ARM 2/28	616 - 640	97.5+	750,768.03
ARM 2/28	616 - 640	LT 77.5	3,820,930.00
ARM 2/28	641 - 665	77.5 - 82.5	18,150,613.00
ARM 2/28	641 - 665	82.5 - 87.5	2,537,582.00
ARM 2/28	641 - 665	87.5 - 92.5	4,310,450.00
ARM 2/28	641 - 665	92.5 - 97.5	2,478,400.00
ARM 2/28	641 - 665	97.5+	1,032,900.00
ARM 2/28	641 - 665	LT 77.5	2,219,000.00
ARM 2/28	666 - 690	77.5 - 82.5	18,790,863.56
ARM 2/28	666 - 690	82.5 - 87.5	126,000.00
ARM 2/28	666 - 690	87.5 - 92.5	3,264,400.00
ARM 2/28	666 - 690	92.5 - 97.5	455,600.00
ARM 2/28	666 - 690	97.5+	490,277.25
ARM 2/28	666 - 690	LT 77.5	3,292,260.00
ARM 2/28	691+	77.5 - 82.5	15,477,450.00
ARM 2/28	691+	82.5 - 87.5	892,000.00
ARM 2/28	691+	87.5 - 92.5	3,612,582.81
ARM 2/28	691+	92.5 - 97.5	280,000.00
ARM 2/28	691+	97.5+	594,700.00
ARM 2/28	691+	LT 77.5	1,639,150.00
ARM 2/28	LE 590	77.5 - 82.5	7,259,939.40
ARM 2/28	LE 590	82.5 - 87.5	6,272,825.00
ARM 2/28	LE 590	87.5 - 92.5	7,907,898.67
ARM 2/28	LE 590	92.5 - 97.5	714,875.00
ARM 2/28	LE 590	97.5+	400,900.00
ARM 2/28	LE 590	LT 77.5	13,905,355.41
ARM 3/27	591 - 615	77.5 - 82.5	7,531,287.39
ARM 3/27	591 - 615	82.5 - 87.5	4,329,800.00
ARM 3/27	591 - 615	87.5 - 92.5	2,630,000.00
ARM 3/27	591 - 615	92.5 - 97.5	2,131,750.00
ARM 3/27	591 - 615	97.5+	837,268.34
ARM 3/27	591 - 615	LT 77.5	4,114,800.00
ARM 3/27	616 - 640	77.5 - 82.5	16,409,450.00
ARM 3/27	616 - 640	82.5 - 87.5	3,160,700.00
ARM 3/27	616 - 640	87.5 - 92.5	3,095,500.00
ARM 3/27	616 - 640	92.5 - 97.5	337,250.00
ARM 3/27	616 - 640	97.5+	268,000.00
ARM 3/27	616 - 640	LT 77.5	4,129,199.27

Loantype	FICO Buckets	LTV Buckets	Principal Balance
ARM 3/27	641 - 665	77.5 - 82.5	13,719,000.00
ARM 3/27	641 - 665	82.5 - 87.5	1,613,000.00
ARM 3/27	641 - 665	87.5 - 92.5	1,476,850.00
ARM 3/27	641 - 665	92.5 - 97.5	539,100.00
ARM 3/27	641 - 665	97.5+	388,000.00
ARM 3/27	641 - 665	LT 77.5	1,754,220.00
ARM 3/27	666 - 690	77.5 - 82.5	10,535,850.00
ARM 3/27	666 - 690	82.5 - 87.5	1,049,900.00
ARM 3/27	666 - 690	87.5 - 92.5	1,796,896.25
ARM 3/27	666 - 690	92.5 - 97.5	882,150.00
ARM 3/27	666 - 690	LT 77.5	1,637,250.00
ARM 3/27	691+	77.5 - 82.5	11,447,350.00
ARM 3/27	691+	82.5 - 87.5	263,393.54
ARM 3/27	691+	87.5 - 92.5	1,106,000.00
ARM 3/27	691+	92.5 - 97.5	314,450.00
ARM 3/27	691+	97.5+	684,200.00
ARM 3/27	691+	LT 77.5	1,764,500.00
ARM 3/27	LE 590	77.5 - 82.5	12,122,703.22
ARM 3/27	LE 590	82.5 - 87.5	8,116,640.83
ARM 3/27	LE 590	87.5 - 92.5	7,781,973.81
ARM 3/27	LE 590	92.5 - 97.5	1,048,400.00
ARM 3/27	LE 590	97.5+	527,427.95
ARM 3/27	LE 590	LT 77.5	16,265,302.93
Fixed	591 - 615	77.5 - 82.5	714,289.58
Fixed	591 - 615	82.5 - 87.5	598,100.00
Fixed	591 - 615	87.5 - 92.5	603,700.00
Fixed	591 - 615	97.5+	126,000.00
Fixed	591 - 615	LT 77.5	1,628,375.00
Fixed	616 - 640	77.5 - 82.5	757,515.96
Fixed	616 - 640	82.5 - 87.5	751,614.46
Fixed	616 - 640	87.5 - 92.5	1,134,772.74
Fixed	616 - 640	97.5+	85,500.00
Fixed	616 - 640	LT 77.5	3,438,291.84
Fixed	641 - 665	77.5 - 82.5	1,678,976.24
Fixed	641 - 665	82.5 - 87.5	388,400.00
Fixed	641 - 665	87.5 - 92.5	1,375,120.00
Fixed	641 - 665	92.5 - 97.5	109,250.00
Fixed	641 - 665	97.5+	392,798.78
Fixed	641 - 665	LT 77.5	2,656,473.44
Fixed	666 - 690	77.5 - 82.5	953,939.52
Fixed	666 - 690	82.5 - 87.5	120,000.00
Fixed	666 - 690	87.5 - 92.5	536,500.00
Fixed	666 - 690	97.5+	167,586.00
Fixed	666 - 690	LT 77.5	604,350.00
Fixed	691+	77.5 - 82.5	1,926,900.00
Fixed	691+	82.5 - 87.5	185,300.00
Fixed	691+	87.5 - 92.5	1,152,900.00
Fixed	691+	92.5 - 97.5	634,550.00
Fixed	691+	97.5+	115,000.00
Fixed	691+	LT 77.5	562,943.33
Fixed	LE 590	77.5 - 82.5	1,781,207.73
Fixed	LE 590	82.5 - 87.5	1,231,150.00

Loantype	FICO Buckets	LTV Buckets	Principal Balance
Fixed	LE 590	87.5 - 92.5	1,027,574.01
Fixed	LE 590	LT 77.5	3,331,814.00
Total:			354,402,292.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :	Fixed $	2/28 $	3/27 $	5/25 $	Other

Below 70	6,994,979	15,887,200	17,168,197

70.01 to 75	4,018,268	9,555,651	9,125,326

75.01 to 80	7,839,829	90,883,141	73,122,690

80.01 to 85	4,336,564	15,879,859	19,873,784	None	None

85.01 to 90	5,832,567	34,738,813	17,513,610

90.01 to 95	861,800	6,126,275	6,121,060

95.01 to 100	886,885	4,750,896	2,884,896

100.01 plus	0	0	0

FICO

below 549	3,765,107	15,089,547	21,937,813

550 to 574	2,089,879	12,574,272	13,254,698

575 to 599	2,073,660	14,304,210	17,191,738

600 to 624	5,131,256	31,114,811	24,133,056

625 to 649	7,292,398	39,823,543	26,322,699

650 to 674	4,528,809	28,597,970	16,300,170

675 to 699	2,535,340	19,169,701	14,147,940

700 plus	3,354,443	17,147,783	12,521,450

Property Type:

Single-Family Detached	26,677,811	148,300,360	119,530,111

PUD	98,000	0	0

Condo	1,200,081	10,222,590	7,670,358

3+ Family Det.	850,500	4,762,000	7,959,250

Manufactured House	0	0	0

Other	1,944,500	14,536,886	10,649,845

MH Stratification:

Total Balance
% Pool Balance
Ave. FICO	No MH
Ave. LTV
% Full Docs

Silent Seconds Stratification:

Total Balance	128,393,512
% Pool Balance	36.2%
Ave. FICO	662
Ave. LTV	99.65
% Full Docs	27.05%

Second Lien Stratification:

Total Balance
% Pool Balance	No Second Liens
Ave. FICO
Ave. LTV
% Full Docs

LTV Above 90 Stratification:

Total Balance	21,631,812
% Pool Balance	6.1%
Ave. FICO	638
Ave. LTV	96.42
% Full Docs	84.45%

Purpose:

Purchase	3,770,344	78,738,312	59,003,248

Refinance rate/term	757,200	2,813,000	3,832,179

Cash Out Refi (COF) Below 70 LTV	6,721,979	15,068,600	16,669,768

COF with LTV 70.01 to 75	4,018,268	7,543,451	7,940,576

COF with LTV 75.01 to 80	5,155,035	25,629,941	23,074,852

COF with LTV 80.01 to 85	3,844,964	15,636,759	16,071,034

COF with LTV 85.01 to 90	4,852,417	23,571,752	13,175,396

COF with LTV 90.01 to 95	861,800	5,157,775	4,834,760

COF with LTV 95.01 to 100	788,885	3,662,246	1,207,750

COF with LTV 100.01 plus	0	0	0

Other	0	0	0

Occupancy Status:

Owner Occupied	29,274,189	172,450,561	141,965,225

2nd Home	0	0	0

Investment	1,496,704	5,371,275	3,844,338

Other	0	0	0

Loan Balance

Below 50,000	229,700	95,914	295,948

50,000.01 to 100,000	5,481,867	8,153,574	15,126,994

100,000.01 to 150,000	8,124,163	20,093,772	23,885,730

150,000.01 to 200,000	5,181,363	26,993,235	24,640,092

200,000.01 to 400,000	10,114,299	100,908,516	68,114,349

400,000.01 to 500,000	425,000	17,603,825	11,605,250

500,000.01 to 600,000	572,000	3,253,000	2,141,200

600,000.01 to 1,000,000	642,500	720,000	0

1,000,000.01 and above	0	0	0

Loan Term

>30 Years	0	0	0

30 Years	27,890,728	177,821,836	145,809,564

20 Years	1,286,710	0	0

15 Years	1,432,055	0	0

Other	161,400	0	0

Documentation Type

Full Documentation	21,265,199	87,412,951	76,636,628

Limited Documentation	0	0	0

Stated Docs with LTV below 70	2,660,750	6,301,190	6,150,900

Stated Docs with LTV 70.01 to 75	1,213,643	5,415,977	4,329,155

Stated Docs with LTV 75.01 to 80	2,030,150	60,548,828	44,788,450

Stated Docs with LTV 80.01 to 85	952,300	3,622,250	7,635,400

Stated Docs with LTV 85.01 to 90	1,980,850	12,362,890	4,408,000

Stated Docs with LTV 90.01 to 95	126,000	707,250	779,950

Stated Docs with LTV 95.01 to 100	246,000	1,030,500	474,200

Stated Docs with LTV above 100.01	0	0	0

Other	296,000	420,000	606,880

Lien Status

1st Lien	30,770,893	177,821,836	145,809,564

Second Liens with LTV below 85	0	0	0

Second Liens with LTV 85.01 to 90	0	0	0

Second Liens with LTV 90.01 to 95	0	0	0

Second Liens with LTV 95.01 to 100	0	0	0

Second Liens with LTV above 100.01	0	0	0

Interest Only

Dollar of Mortgage Type	0	90,896,743	48,197,759

Ave. FICO	—	657	655

Ave. LTV	—	80.69	80.3

% Stated Docs	—	64.42	67.74

% Full Docs	—	35.12	32.03

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC Trust 2005-2

Assumptions
Pricing Speed to call, no losses, static LIBOR

		AV-2
	Total	Principal	Interest	Cash Flow
Period	Date	239,730,000.00	24,179,897.00	263,909,897.00	Balance
0	29-Jun-05	0	0	0	239,730,000.00
1	25-Jul	0	626,016.27	626,016.27	239,730,000.00
2	25-Aug	0	746,404.02	746,404.02	239,730,000.00
3	25-Sep	0	746,404.02	746,404.02	239,730,000.00
4	25-Oct	0	722,326.47	722,326.47	239,730,000.00
5	25-Nov	0	746,404.02	746,404.02	239,730,000.00
6	25-Dec	0	722,326.47	722,326.47	239,730,000.00
7	25-Jan	0	746,404.02	746,404.02	239,730,000.00
8	25-Feb	0	746,404.02	746,404.02	239,730,000.00
9	25-Mar	0	674,171.37	674,171.37	239,730,000.00
10	25-Apr	0	746,404.02	746,404.02	239,730,000.00
11	25-May	0	722,326.47	722,326.47	239,730,000.00
12	25-Jun	0	746,404.02	746,404.02	239,730,000.00
13	25-Jul	0	722,326.47	722,326.47	239,730,000.00
14	25-Aug	0	746,404.02	746,404.02	239,730,000.00
15	25-Sep	0	746,404.02	746,404.02	239,730,000.00
16	25-Oct	0	722,326.47	722,326.47	239,730,000.00
17	25-Nov	0	746,404.02	746,404.02	239,730,000.00
18	25-Dec	0	722,326.47	722,326.47	239,730,000.00
19	25-Jan	815675.35	746,404.02	1,562,079.37	238,914,324.65
20	25-Feb	11963313.46	743,864.40	12,707,177.85	226,951,011.19
21	25-Mar	11615053.63	638,234.16	12,253,287.79	215,335,957.56
22	25-Apr	11278881.62	670,452.69	11,949,334.31	204,057,075.94
23	25-May	15991894.08	614,840.97	16,606,735.05	188,065,181.86
24	25-Jun	19211920.09	585,544.60	19,797,464.69	168,853,261.77
25	25-Jul	18136912.63	508,768.95	18,645,681.58	150,716,349.14
26	25-Aug	17126273.19	469,258.28	17,595,531.47	133,590,075.96
27	25-Sep	16184255.74	415,935.30	16,600,191.04	117,405,820.22
28	25-Oct	12366216.16	353,753.52	12,719,969.68	105,039,604.05
29	25-Nov	9487927.8	327,042.85	9,814,970.65	95,551,676.25
30	25-Dec	9159833.75	287,905.16	9,447,738.91	86,391,842.50
31	25-Jan	8842533.97	268,982.68	9,111,516.65	77,549,308.53
32	25-Feb	8536450.69	241,451.28	8,777,901.97	69,012,857.84
33	25-Mar	8241556.83	201,010.11	8,442,566.93	60,771,301.01
34	25-Apr	7956936.55	189,212.63	8,146,149.18	52,814,364.46
35	25-May	7682229.96	159,134.08	7,841,364.04	45,132,134.50

		AV-2
	Total	Principal	Interest	Cash Flow
Period	Date	239,730,000.00	24,179,897.00	263,909,897.00	Balance
36	25-Jun	7417089.81	140,519.78	7,557,609.59	37,715,044.69
37	25-Jul	0	113,638.57	113,638.57	37,715,044.69
38	25-Aug	0	117,426.52	117,426.52	37,715,044.69
39	25-Sep	0	117,426.52	117,426.52	37,715,044.69
40	25-Oct	0	113,638.57	113,638.57	37,715,044.69
41	25-Nov	0	117,426.52	117,426.52	37,715,044.69
42	25-Dec	0	113,638.57	113,638.57	37,715,044.69
43	25-Jan	0	117,426.52	117,426.52	37,715,044.69
44	25-Feb	0	117,426.52	117,426.52	37,715,044.69
45	25-Mar	0	106,062.67	106,062.67	37,715,044.69
46	25-Apr	0	117,426.52	117,426.52	37,715,044.69
47	25-May	0	113,638.57	113,638.57	37,715,044.69
48	25-Jun	0	117,426.52	117,426.52	37,715,044.69
49	25-Jul	0	113,638.57	113,638.57	37,715,044.69
50	25-Aug	0	117,426.52	117,426.52	37,715,044.69
51	25-Sep	0	117,426.52	117,426.52	37,715,044.69
52	25-Oct	0	113,638.57	113,638.57	37,715,044.69
53	25-Nov	0	117,426.52	117,426.52	37,715,044.69
54	25-Dec	0	113,638.57	113,638.57	37,715,044.69
55	25-Jan	990683.06	117,426.52	1,108,109.58	36,724,361.64
56	25-Feb	1751507.29	114,342.01	1,865,849.31	34,972,854.34
57	25-Mar	1691677.89	98,351.05	1,790,028.94	33,281,176.45
58	25-Apr	1633915.49	103,621.59	1,737,537.08	31,647,260.97
59	25-May	1578148.1	95,355.83	1,673,503.94	30,069,112.86
60	25-Jun	1524311.87	93,620.77	1,617,932.64	28,544,800.99
61	25-Jul	1478893.7	86,007.86	1,564,901.56	27,065,907.29
62	25-Aug	1433471.92	84,270.23	1,517,742.15	25,632,435.37
63	25-Sep	1384299.54	79,807.09	1,464,106.62	24,248,135.83
64	25-Oct	1336832.12	73,061.65	1,409,893.77	22,911,303.72
65	25-Nov	1291010.11	71,334.79	1,362,344.90	21,620,293.61
66	25-Dec	1246776.05	65,143.75	1,311,919.80	20,373,517.55
67	25-Jan	1204074.51	63,433.34	1,267,507.85	19,169,443.04
68	25-Feb	1,162,851.97	59,684.43	1,222,536.41	18,006,591.07
69	25-Mar	1,123,056.83	50,638.34	1,173,695.16	16,883,534.25
70	25-Apr	1,084,639.26	52,567.21	1,137,206.47	15,798,894.99
71	25-May	1,047,551.20	47,603.39	1,095,154.59	14,751,343.78
72	25-Jun	1,011,746.29	45,928.60	1,057,674.88	13,739,597.50
73	25-Jul	13,739,597.50	41,398.55	13,780,996.05	0.00

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.